United Waste Systems, Inc.
                         4-1/2% Convertible Subordinated Notes due June 1, 2001
                                          Underwriting Agreement


                                               May 31, 1996


Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Alex. Brown & Sons Incorporated
CS First Boston Corporation
Prudential Securities Incorporated
Robertson, Stephens & Company, LLC
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

          United Waste Systems, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriters") an aggregate of U.S.$135,000,000 principal amount of the 4 1/2% Convertible Subordinated Notes due June 1, 2001, convertible into shares of Common Stock, par value U.S.$.001 per share (the "Stock"), of the Company, specified above (the "Firm Securities"), and, at the election of the Underwriters, up to an aggregate of U.S.$15,000,000 additional aggregate principal amount of such Notes (the "Optional Securities"). The Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities". As used herein, the term "Securities" shall be deemed, unless the context otherwise requires, to include the Securities in the form of a temporary global Security representing the Securities issued and sold in reliance on Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and the term "Underwriters" shall be deemed to include Goldman Sachs International ("GSI"), which is acting as Goldman, Sachs & Co.'s selling agent in making certain resales of the Securities pursuant to Section 3.

          The Underwriters and other holders (including subsequent transferees) of Securities in registered form without coupons will be entitled to the benefits of the registration rights agreement, to be dated as of the First Time of Delivery (as defined below) (the "Registration Rights Agreement"), among the Company and the Underwriters, in the form attached hereto as Exhibit A.

          1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                     (a) An offering circular dated May 31, 1996 (the "Offering Circular", including the international supplement thereto (the "International Supplement")) in respect of the Securities has been prepared in connection with the offering of the Securities and the shares of Stock issuable upon conversion thereof. Any reference to the Offering Circular shall be deemed to refer to and include the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (the "Quarterly Report"), the Proxy Statement for the Annual Meeting of Stockholders on May 30, 1996 (the "Proxy Statement") and the other Appendices thereto, attached to and made a part of the Offering Circular, and all subsequent documents filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Offering Circular, and any reference to the Offering Circular, as amended or supplemented, shall be deemed to include any documents filed under the Exchange Act after the date of the Offering Circular, and prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Offering Circular or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Securities and Exchange Commission (the "Commission"), conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Circular and any amendments or supplements thereto did not and will not, and the Exchange Act Reports did not or will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Offering Circular. For all purposes, the following constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters expressly for inclusion in the Offering Circular: (i) the first sentence of the last paragraph of text on the cover page of the Offering Circular and the last paragraph of text on the cover page of the International Supplement concerning the terms of the offering by the Underwriters; (ii) the second paragraph on page 3 of the Offering Circular and the fifth paragraph on page S-2 of the International Supplement, concerning stabilization and over-allotment by the Underwriters; (iii) the second and third sentence in the third paragraph of text under the caption "Underwriting" in the Offering Circular, concerning the terms of the offering by the Underwriters; and (iv) the third and fourth sentences in the fourth paragraph of text under the caption "Underwriting" in the Offering Circular, concerning resales by Goldman, Sachs & Co. through Goldman Sachs International;

                     (b) The only subsidiaries (as defined in the rules and regulations under the Securities Act) of the Company are the subsidiaries listed on Schedule II to this Agreement (the "subsidiaries") and certain inactive subsidiaries. Except for (i) the Company's interest in Ham Sanitary Landfill,
          Inc., (ii) the stock of the subsidiaries, (iii) an indirect
          50% interest in TMM Transfer Stations and Landfills, L.T.D., an Israeli limited liability company, which itself holds a 50% interest in an Israeli limited partnership, (iv) a minority equity interest in VHG, Inc., which has the exclusive right to collect waste in a town in Minnesota,
          (v) long-term debt securities representing obligations not in excess of $500,000 in the aggregate, acquired by the Company as part of the assets of acquired businesses, and
          (vi) as disclosed in the Offering Circular, the Company does not own, and at any Time of Delivery (as defined herein) will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Ham Sanitary Landfill, Inc., the stock of which the Company has contracted to acquire as described in the Offering Circular, as it may be amended or supplemented, is hereafter referred to as the "pending subsidiary";

                     (c) Subsequent to the date of the latest audited financial statements included in the Offering Circular, neither the Company nor any of its subsidiaries nor the pending subsidiary has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which has had a material and adverse affect on the Company and its subsidiaries taken as a whole, or the management, business, properties, business prospects, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), other than as set forth in or contemplated by the Offering Circular. Subsequent to the respective dates as of which information is given in the Offering Circular, as it may be amended or supplemented, there has not been (i) any declaration or payment of any dividends or other distributions with respect to the capital stock of the Company (other than the stock split contemplated by the Offering Circular), (ii) any default in the payment of principal or interest on any material outstanding indebtedness of the Company or any of its subsidiaries or the pending subsidiary, (iii) any change in the capital stock of the Company other than pursuant to the exercise of options or warrants to acquire Common Stock outstanding on the date of this Agreement, or in the long-term debt or obligations under capital leases of the Company or any of its subsidiaries or the pending subsidiary other than as a result of (A) additional long-term debt or capital lease obligations assumed by the Company in connection with acquisitions of businesses, properties or assets, (B) issuances of Stock expressly permitted by Section 5(d), (C) the stock split contemplated by the Proxy Statement, (D) repayments of outstanding indebtedness under the Company's existing $215 million revolving credit facility with a bank syndicate led by Bank of America (the "Credit Facility"),
          (E) net additional borrowings under the Credit Facility not exceeding $20 million, (F) repayments with respect to such capital leases or (G) scheduled repayments, when due, of other long-term indebtedness outstanding as set forth in the Offering Circular not to exceed $2 million in the aggregate,
          (iv) except as contemplated by the Offering Circular, any material adverse change, or a development known to the Company involving a prospective material adverse change, in or affecting the management, business, prospects, condition (financial or otherwise), stockholders' equity, or results of operations of the Company and its subsidiaries, taken as a whole or (v) any material transaction entered into by the Company or any of its subsidiaries or the pending subsidiary, other than transactions in the ordinary course of business and changes and transactions contemplated by the Offering Circular. To the best knowledge of the Company, neither the Company nor any of its subsidiaries or the pending subsidiary has any contingent obligations which are required to be disclosed and are not disclosed in the Form 10-K which would be reasonably likely to have a Material Adverse Effect;

                     (d) The Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary, have good and marketable title to all properties and assets described in the Offering Circular as owned by them, in each case free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Offering Circular or are not material to the business of the Company and its subsidiaries, taken as a whole, or do not and would not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole. Each of the Company, its subsidiaries and, to the best knowledge of the Company, the pending subsidiary, has valid, subsisting and enforceable leases for the properties described in the Offering Circular as leased by it, with such exceptions as are not material to the business of the Company and its subsidiaries, taken as a whole, or do not and would not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries taken as a whole;

                     (e) The Securities have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Indenture (hereinafter defined), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Indenture to be dated as of June 5, 1996 (the
          "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee"), under which they are to be issued and the Registration Rights Agreement; the Indenture has been duly authorized and, when executed and delivered by the parties thereto, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

                     (f) The issue and sale of the Securities in the manner contemplated in this Agreement and the Offering Circular, and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, the pending subsidiary is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action require any waiver, consent or approval under any such agreement or instrument other than waivers under the Secured Note
          Agreement, dated as of September 1, 1995 (the "Note
          Agreement"), among the Company and the Purchasers named therein and under the Credit Facility, which waivers have been obtained prior to the date hereof and at each Time of Delivery will be in full force and effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or, to the best of the Company's knowledge, the pending subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the registration of the Securities and the Stock initially issuable upon the conversion thereof under the Securities
          Act as contemplated by the Registration Rights Agreement, the qualification of the Indenture under the Trust Indenture
          Act of 1939 as contemplated by the Registration Rights
          Agreement, the qualification of the Stock issuable upon conversion of the Securities for quotation on the Nasdaq
          National Market and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or in connection with the Company's performance of its obligations under the Registration Rights Agreement;

                     (g) The statements set forth in the Offering Circular under the captions "Description of Notes", "Description of Registration Rights Agreement" and "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Securities, the Registration Rights
          Agreement, the capital stock of the Company and the documents and laws therein described, and under the captions "Notice to Investors", "United States Taxation," and
          "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and do not omit any material fact;

                     (h) Other than as set forth in the Offering Circular or to the extent not required to be disclosed in the Form 10-K, the Quarterly Report or any other report required or permitted to be filed under the Exchange Act: (i) the Company and its subsidiaries are in compliance with all rules, laws and regulations relating to the generation, use, discharge, treatment, storage and disposal of pollutants, hazardous or toxic substances, land use and protection of health or the environment ("Environmental Requirements") which are applicable to their respective businesses,
          (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Requirements,
          (iii) no property which is owned, leased or occupied by the Company or any of its subsidiaries has been included on a state inventory or list of contaminated sites which may require investigation and/or remediation that is similar to the list denominated as the "National Priority List" maintained by the United States Environmental Protection
          Agency pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. 9601, et seq.). No property which is owned, leased or occupied by the Company or any of its subsidiaries has been listed as a Superfund site on such "National Priority List";

                     (i) The Company is a reporting issuer as such term is defined by Regulation S under the Securities Act;

                     (j) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted on a U.S. automated interdealer quotation system;

                     (k) The Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment
          Company Act of 1940, as amended (the "Investment Company
          Act");

                     (l) Neither the Company nor any person acting on its behalf has, with respect to any Securities sold in the United States, offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold in reliance on Rule 903 under the Securities Act, by means of any directed selling efforts within the meaning of Rule 903 under the Securities Act and the Company has complied and will comply with the offering restriction requirements of such Rule 903;

                     (m) Other than as set forth on Schedule III hereto, within the six months preceding the date hereof, neither the Company nor any person acting on behalf of the Company has offered or sold, directly or indirectly, in the United
          States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) any Securities, any
          Stock or any security substantially similar to the Securities or the Stock (other than, in the case of Stock, sales of the Stock registered on Form S-8). The Company will observe reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person of any Securities, any Stock or any security substantially similar to the Securities or the Stock issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs
          & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the Stock issuable upon the conversion thereof in the United States and to U.S. persons contemplated by Annex I to this Agreement as transactions exempt from the registration requirements of the Securities
          Act;

                     (n) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares or (ii) as a result of or in connection with the transactions contemplated by the Indenture, the Registration Rights Agreement or this Agreement, any other capital stock of the Company or rights thereto; and no holder of securities of the Company has rights, pursuant to any agreement with the Company or otherwise, to register such securities under any registration statement filed with the Commission except as otherwise disclosed in the Offering Circular, except for (A) registration rights provided for in the Agreement identified as Exhibit 10-12 to the Form 10-K and (B) registration rights, if any, granted by the Company in connection with any issuance of Stock permitted pursuant to Section 5(d), in each case which are not inconsistent with the rights granted to holders of Securities under the Registration Rights Agreement and do not otherwise conflict with the provisions thereof (it being understood that the Company has contractual obligations to maintain the effectiveness of various effective registration statements that the Company has heretofore filed pursuant to registration rights agreements with various holders of its securities);

                     (o) Each of the directors and executive officers of the Company has entered into a written agreement with the Company in the form of Exhibit B hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you;

                     (p) The Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary, is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Circular. The Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified does not have a Material Adverse Effect. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to, or have been made available for inspection by, GSI, and (except as contemplated by the Offering Circular) no changes therein will be made subsequent to the date hereof and prior to the earlier of (i) the expiration of the Underwriters' overallotment option, or (ii) the Second Time of Delivery
          (as defined below);

                     (q) The Company has authorized capital stock as set forth in or contemplated by the Offering Circular. The outstanding shares of Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive or similar right. The shares of Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable, will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and, at each Time of Delivery, will conform to the description of the Stock contained in the Offering Circular. No preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders (in each case granted or agreed to by the Company or by which the Company is or may be bound), exists or will exist at any Time of Delivery with respect to any of the Stock, other than the Registration Rights
          Agreement and other than (A) registration rights provided for in the Agreement identified as Exhibit 10-12 to the Form 10-K and (B) registration rights, if any, granted by the Company in connection with any issuance of Stock permitted pursuant to Section 5(d) hereof, in each case, which are not inconsistent with the rights granted to holders of Securities under the Registration Rights Agreement and do not otherwise conflict with the provisions thereof (it being understood that the Company has contractual obligations to maintain the effectiveness of various effective registration statements that the Company has heretofore filed pursuant to registration rights agreements with various holders of its securities). All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase shares and, except as disclosed in the Offering Circular, are owned of record and beneficially by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Form 10-K accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. The description of the capital stock of the Company in the Offering Circular is, and at each Time of Delivery will be, complete and accurate in all respects. Except as set forth in the Offering
          Circular, except for options issued in the ordinary course after the date hereof under the Company's existing stock option plans (as such plans may be amended as contemplated by the Proxy Statement) and except as otherwise permitted by
          Section 5(d), the Company does not have outstanding, and at each Time of Delivery will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations;

                     (r) The historical financial statements, selected financial information and related notes and schedules of the Company in the Offering Circular present fairly the consolidated financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Offering Circular. All historical financial statements and schedules of the Company required to be included in the Form 10-K under the Exchange Act or the rules and regulations thereunder are included therein. Ernst & Young (the "Accountants"), who have reported on the historical financial statements and schedules, are independent accountants with respect to the Company as required by the Exchange Act and the rules and regulations thereunder. No financial statements or schedules of any of the Company's subsidiaries or the pending subsidiary are required to be included or incorporated by reference in the Form 10-K. The condensed pro forma financial statements and related notes and schedules included in the Offering
          Circular have been properly compiled in all material respects on the basis of the transactions and assumptions discussed therein, the pro forma adjustments to the historical figures have been properly applied to such figures and such pro forma presentations comply with the applicable accounting requirements of the Commission (it being understood that such pro forma financial statements have been prepared on an aggregate basis);

                     (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
          (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                     (t) Except as set forth in the Offering Circular, there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or, to the best knowledge of the Company, the pending subsidiary or any of their respective officers in their capacity as such or of which any property of the Company or any of its subsidiaries or, to the best knowledge of the Company, the pending subsidiary is the subject, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would have a Material Adverse Effect;

                     (u) Except as set forth in the Offering Circular, the Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary has (i) all governmental licenses, franchises, permits, consents, orders, approvals and other authorizations (collectively, "permits") required in connection with its business as contemplated in the Offering Circular (except where the failure to have any such permit would not materially interfere with the carrying on of such business),
          (ii) fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such permit, except where any such revocation or termination would not be reasonably likely to have a Material Adverse
          Effect, (iii) complied with all laws, regulations and orders applicable to it or its business, except where such noncompliance would not be reasonably likely to have a Material Adverse Effect, and (iv) performed all its material obligations required to be performed by it, and is not, and at any Time of Delivery will not be, in default in any material respect, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected except for defaults that would not be reasonably likely to have a Material Adverse Effect, would not affect the validity of the Securities or the Stock initially issuable upon conversion thereof or affect the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture. To the best knowledge of the Company, no other party under any contract or other agreement to which the Company or any of its subsidiaries or the pending subsidiary is a party is in default in any respect thereunder, except for defaults that would not be reasonably likely to have a Material Adverse
          Effect. Neither the Company nor any of its subsidiaries or, to the best knowledge of the Company, the pending subsidiary is in violation of any provision of its certificate of incorporation or by-laws;

                     (v) Each contract of the Company or any of its subsidiaries that is an exhibit to the Form 10-K has been duly authorized, executed and delivered by the Company or such subsidiary and constitutes a valid and binding agreement of the Company or such subsidiary and is enforceable against the Company or such subsidiary in accordance with the terms thereof;

                     (w) No statement, representation, warranty or covenant made by the Company in this Agreement, the Registration
          Rights Agreement or the Indenture or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect;

                     (x) Neither the Company nor any of its directors, officers or, to the best knowledge of the Company, controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Stock issuable upon conversion thereof;

                     (y) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, the pending subsidiary is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened;

                     (z) The Company and its subsidiaries and, to the best knowledge of the Company, the pending subsidiary own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of the businesses of the Company and its subsidiaries, taken as a whole, as described in the Offering Circular. The Company has not received any notice of, and does not otherwise have knowledge of, any claims that have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries and the pending subsidiary of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person;

                     (aa) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, the pending subsidiary, any employee or agent of the Company, any subsidiary or, to the best knowledge of the Company, the pending subsidiary has made any payment of funds of the Company, any subsidiary or, to the best knowledge of the Company, the pending subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Form 10-K;

                     (bb) The Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary has completed in accordance with applicable laws and tax accounting rules consistently applied and has filed all necessary federal, state and foreign income and franchise tax returns (subject to any applicable extensions for filing thereof) and has paid all taxes and assessments shown as due thereon; and the Company has no knowledge of any tax deficiency which has been asserted or threatened against the Company or any of its subsidiaries or the pending subsidiary which could have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company and its subsidiaries in accordance with generally accepted accounting principles;

                     (cc) The accounts receivable of the Company and each of its subsidiaries and, to the best knowledge of the Company, the pending subsidiary at March 31, 1996 arose in the ordinary course of business and represented bona fide claims against debtors for goods or services sold or provided to such debtors in accordance with valid purchase orders or instructions, and the Company knows of no reasonable basis on which any material amount of such accounts receivable could be disavowed by the debtors;

                     (dd) Neither the Company nor any of its subsidiaries, since acquired by the Company, or, to the best knowledge of the Company, the pending subsidiary, or, to the best knowledge of the Company, any subsidiary prior to being acquired by the Company, has directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions;

                     (ee) All documents delivered or to be delivered by the Company or any of its directors, officers or controlling persons with respect to the offering contemplated by the Offering Circular to the Underwriters or any state securities law administrator in connection with the issuance and sale of the Securities or the Stock initially issuable upon the conversion thereof were on the dates on which they were delivered or will be on the dates on which they are delivered, true, complete and correct in all material respects (except to the extent that incorrect information was subsequently corrected prior to the date hereof);

                     (ff) Any certificate signed by any officer of the Company and delivered to GSI or to counsel for the Underwriters shall be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 7 will also be furnished to GSI and counsel for the Underwriters and shall be deemed to be additional representations and warranties of the Company to the Underwriters as to the matters covered thereby;

                     (gg) The Company believes that, except as otherwise disclosed in the Offering Circular, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and the Company does not have any reason to believe that it and its subsidiaries will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse Effect, except that no representation and warranty is made pursuant to this Section 3(gg) with respect to environmental liability insurance;

                     (hh) There is no information relating to future capital expenditures that the Company or any of its subsidiaries will be required to make with respect to their respective existing operations in order to comply with Environmental Requirements which is required to be described in the Form 10-K and is not so described;

                     (ii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them required to be disclosed in the Form 10-K which are not so disclosed; and

                     (jj) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement conforms to the description thereof in the Offering Circular.

          2.  Subject to the terms and conditions herein set forth,
(a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, plus accrued interest, if any, from June 5, 1996 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that Goldman, Sachs & Co. on behalf of the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this
Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate denominations of less than U.S.$5,000) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Underwriters are entitled to purchase hereunder.

          The Company hereby grants to the Underwriters the right to purchase at their election up to U.S.$15,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of Firm Securities. Any such election to purchase Optional
Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing earlier than two or later than ten business days after the date of such notice.

          The Company also agrees to pay certain Underwriters a total of $750,000 at the First Time of Delivery for services rendered in connection with the offering of the Securities.

          3. The several Underwriters are offering the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and in the form of Agreement among Underwriters previously furnished to the Company and each of the Underwriters hereby represents and warrants to, and agrees with, the Company that:

                     (a) It will offer and sell the Securities only: (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule
          144A under the Securities Act in transactions meeting the requirements of Rule 144A, (ii) to institutions which it reasonably believes are "accredited investors"
          ("Institutional Accredited Investors") within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or
          (iii) upon the terms and conditions set forth in Annex I to this Agreement;

                     (b)  It is an Institutional Accredited Investor; and

                     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

Each Underwriter hereby makes to and with the Company the representations and agreements set forth in Annex 1 to this Agreement.

          4. (a) The Securities to be purchased will initially be represented (i) in the case of Securities purchased by the Underwriters (except in the case of Securities described in clauses (ii) and (iii) below), by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian, (ii) in the case of Securities to be resold by GSI as selling agent for Goldman, Sachs & Co., by a Security in temporary global form which will be deposited by or on behalf of the Company with a common depository selected by GSI for the benefit of Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System, or Cedel Bank, Societe Anonyme, or both, and (iii) in the case of Securities to be resold to Institutional Accredited Investors privately in the United States, by definitive Securities in fully registered form. The Company will deliver the global Securities in book-entry form to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the respective accounts of the Underwriters, at DTC. The portion of the Securities to be evidenced by the temporary global Security shall be in the aggregate principal amount deposited with such deposi-tary and will be delivered by credit to the account of GSI, unless otherwise directed by GSI, and the portion of the Securities to be resold in registered form shall be delivered at the office of Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, in such denominations and registered in such names as Goldman, Sachs & Co., may request, in each case against payment by the Underwriters or on their behalf of the purchase price therefor in United States dollars in immediately available funds. The Company will cause the certificates representing the Securities in book-entry form to be deposited with DTC to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The Securi-ties to be resold in registered form shall be made available for checking and packaging at the above-mentioned New York office of Goldman, Sachs & Co. at least twenty-four hours prior to the Time of Delivery with respect thereto. The Securities to be delivered in the form of a temporary global Security shall be made available to GSI or its designated custodian at least twenty-four hours prior to the Time of Delivery. The time and date of such delivery and payment shall be, with respect to the Firm
Securities, 9:00 a.m., New York City time, on June 5, 1996, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and, with respect to the Optional Securities, 9:00 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to
Section 7(m) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004
(the "Closing Location"), and the Securities will be delivered (subject to Section 4(a) hereof) at the offices of Goldman, Sachs & Co., all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday,
Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

          (c) The Company agrees that definitive Securities will be available for delivery in accordance with the Indenture to the then owners of the Securities represented by the temporary global Security as promptly as possible after the Time of Delivery, but in any event within 40 days.

          5.  The Company agrees with each of the Underwriters:

                     (a) To make no amendment or supplement to the Offering Circular which shall be reasonably disapproved by Goldman, Sachs & Co. promptly after reasonable notice thereof; and to advise Goldman, Sachs & Co. promptly of any such amendment or supplement after the First Time of Delivery and furnish Goldman, Sachs & Co. with copies thereof;

                     (b) To furnish the Underwriters with copies of the Offering Circular in such quantities as you may from time to time reasonably request, and, if, at any time prior to the earlier of the expiration of nine months after the date of the Offering Circular and the date on which the distribution of the Securities has been completed, as determined by Goldman, Sachs & Co., any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Offering Circular, to notify
          Goldman, Sachs & Co., and upon the request of Goldman, Sachs
          & Co. to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission;

                     (c) To furnish you with eleven copies of the Offering Circular and of each amendment or supplement thereto signed by an authorized officer of the Company and with the independent accountants' reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by such accountants;

                     (d) (i) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, or file a registration statement (except for a registration statement on Form S-8 relating to Stock permitted to be issued pursuant to clause (w) below) with respect to, any Stock, any securities of the Company substantially similar to the Securities or the Stock or any securities of the Company convertible into or exchangeable or exercisable for shares of Stock or substantially similar securities, other than (w) pursuant to employee stock option plans existing as of the date hereof (as such plans may be amended as contemplated by the Proxy Statement) or in connection with other employee incentive compensation arrangements consistent with past practice, or upon the exercise of options granted pursuant to such plans or arrangements, (x) upon the conversion of convertible securities or exercise of warrants or options, in each case as outstanding on the date hereof, (y) shares of Stock issued as consideration for acquisitions of businesses, properties or assets, provided that each offeree, purchaser or other transferee of any such shares of Stock so issued in connection with any such acquisition shall agree in writing with the Company for the benefit of the Underwriters, in form and substance satisfactory to Goldman, Sachs & Co., that all such shares of Stock shall remain subject to restrictions identical to those contained in this Section 5(d) (excluding the restriction on the filing of a registration statement, which shall not apply to a registration statement filed with respect to such shares of Stock if filed after 10 days' notice to Goldman, Sachs & Co.), except for up to an aggregate of 600,000 shares of Stock that may be issued as consideration in such acquisitions without compliance with the restriction set forth in the immediately preceding proviso or (z) upon the conversion of, and as contemplated by the Registration
          Rights Agreement, with respect to any Securities, in any such case without the prior written consent of Goldman, Sachs & Co.; and (ii) that it will use reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained the prior written consent of Goldman, Sachs & Co.;

                     (e) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

                     (f) Not to be or become, at any time prior to the expiration of three years after the latest Time of Delivery for the Securities, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                     (g)  At any time when the Company is not subject to
          Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities and the Stock issuable upon conversion thereof, to furnish at its expense, upon request, to holders of Securities and the Stock issuable upon conversion thereof and prospective purchasers of Securities and the Stock issuable upon conversion thereof information satisfying the requirement of subsection
          (d)(4)(i) of Rule 144A under the Securities Act;

                     (h) To use its best efforts to cause the Securities sold in reliance on Rule 144A and the Stock issuable upon conversion thereof to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

                     (i) During the period of three years (or, if shorter, the holding period provided by Rule 144(k) under the Securities Act) after the latest Time of Delivery, the Company will not, and will not permit any of its affiliates
          (as defined by Rule 144 under the Securities Act) to, resell any Securities or Stock issued upon conversion thereof (so long as such Stock constitutes a "restricted security" as defined in Rule 144 under the Securities Act) that are reacquired by any of them other than sales of Securities or Stock issued upon conversion thereof (i) pursuant to an effective registration statement under the Securities Act or
          (ii) in compliance with Rule 144 under the Securities Act;

                     (j) Promptly from time to time to take such action as Goldman, Sachs & Co. may reasonably request to qualify such Securities and the Stock issuable upon conversion thereof for offering and sale under the securities laws of such jurisdictions in the United States as Goldman, Sachs & Co.
          may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and the Stock issuable upon conversion thereof, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                     (k) To reserve and keep available at all times, free of preemptive rights, out of its authorized but unissued shares of stock, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Stock upon conversion of the Securities;

                     (l) Except as otherwise contemplated by the Indenture, to include a legend on the Securities offered and sold otherwise than in reliance on Regulation S and the Stock issuable upon the conversion thereof to the effect set forth under "Notice to Investors" in the Offering Circular; and

                     (m) During a period of five years from the date of the Offering Circular, to furnish to you, upon request, copies of all reports mailed to stockholders, together with the exhibits thereto, and copies of any reports filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, together with the exhibits thereto.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and all other expenses of the Company in connection with the issue of the Securities and the issue and listing of the Stock issuable upon conversion thereof, the preparation and delivery of the Securities in temporary and definitive forms, the preparation and printing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing (not including fees of counsel to the Underwriters) any Agreement among Underwriters, this Agreement, the Indenture, the Registration Rights Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; (iv) the fees and expenses of Euroclear, CEDEL and any other depositary used in connection with the Securities and of any transfer or conversion agent or registrar for the Securities or the Stock issuable upon conversion of the Securities; (v) all expenses in connection with the qualification of the Securities for trading in the PORTAL System of the National Association of Securities Dealers, Inc. and the qualification of the Stock issuable upon conversion of the Securities for designation for inclusion on the Nasdaq National Market; (vi) fees, if any, charged by securities rating services for rating the Securities; (vii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon the conversion of the Securities for offering and sale under state securities or Blue Sky laws as provided in Section 5(j) hereof, including the fees and disbursements of counsel for the Underwriters in connection with the Blue Sky and legal investment surveys; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section including any expenses incurred in connection with complying with Section 5(g) hereof; and to indemnify and hold harmless the Underwriters from any documentary stamp or similar issue tax and any related interest or penalties on the issue, sale or delivery of the Securities to the Underwriters which are or may be due in the United Kingdom or the United States of America. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters hereunder at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                     (a) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the shares of Stock issuable upon conversion of the Securities, the Offering Circular and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                     (b) Ehrenreich & Krause, counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit C;

                     (c) Proskauer Rose Goetz & Mendelsohn LLP, special environmental counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit D;

                     (d) Silverstein and Mullens, P.L.L.C., special tax counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit E;

                     (e) At 10:00 a.m., New York City time, on the business day preceding the date of this Agreement and also at such Time of Delivery, the Accountants shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto and as to such other matters as you may reasonably request;

                     (f) Since the respective dates as of which information is given in the Offering Circular, (i) there shall not have been an adverse change in the general affairs, business, business prospects, properties, management, condition
          (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Offering Circular, (ii) there shall not have been any change in the capital stock of the Company other than pursuant to the exercise of options or warrants to acquire Stock outstanding on the date of this Agreement or in the long-term debt, or obligations under capital leases, of the Company or any of its subsidiaries or the pending subsidiary other than as a result of (A) additional long-term debt or capital lease obligations assumed by the Company in connection with acquisitions of businesses, properties or assets, (B) issuances of Stock expressly permitted by Section 5(d) hereof, (C) the stock split contemplated by the Proxy Statement, (D) repayments of outstanding indebtedness under the Credit Facility, (E) additional net borrowings under the Credit Facility not exceeding $20 million, (F) repayments with respect to such capital leases or (G) scheduled repayments, when due, of other long-term indebtedness outstanding as set forth in the Offering Circular, not to exceed $2 million in the aggregate, and (iii) neither the Company nor any of its subsidiaries or the pending subsidiary shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Offering Circular, if in the judgment of Goldman, Sachs & Co. any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Underwriters on the terms and in the manner contemplated by the Offering
          Circular;

                     (g) Since the respective dates as of which information is given in the Offering Circular there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or the pending subsidiary or any of their respective officers or directors in their capacities as such, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect;

                     (h) Prior to the First Time of Delivery, the Securities shall have been rated B1 and BB- by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, respectively; and on or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                     (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New
          York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities in New
          York declared by either Federal or New York State authorities; (iv) the outbreak or the escalation of hostilities involving the United States or the declaration by the United States, on or after the date hereof, of a national emergency or war; or (v) the occurrence of any change in national or international financial, political or economic conditions or currency exchange rates or controls, if the effect of any event specified in clause (iv) or (v) above, in the judgment of Goldman, Sachs & Co., makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Offering Circular;

                     (j) There shall have occurred no breach of any Lock-up Agreement;

                     (k) The Company shall have obtained the requisite waivers from the holders of notes under the Note Agreement and from the requisite banks under the Credit Facility with respect to the issuance or terms of the Securities, each such waiver to be in form and substance satisfactory to the Underwriters;

                     (l) The Registration Rights Agreement shall have been duly executed and delivered by the Company in the form attached hereto (or otherwise satisfactory to the Underwriters); and

                     (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (f) and
          (g) of this Section and as to such other matters as you may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and will periodically reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information provided by the Underwriters for use in the Offering Circular specified in the last sentence of Section 1(a); and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities
(or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to purchasers were so offered exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company.

          9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to make promptly any such changes which in your reasonable opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, then this Agreement (or with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10.  The respective indemnities, agreements,
representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11.  If this Agreement shall be terminated pursuant to
Section 9 hereof, the Company shall not then be under any liability to any Underwriter, except as provided in Sections 6 and 8 hereof; but, if this Agreement shall be terminated by the Company pursuant to any other provision hereof or if the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability of the Company to perform its obligations hereunder, the Company agrees to reimburse the Underwriters through Goldman, Sachs & Co. for all out-of-pocket expenses approved in writing by Goldman, Sachs & Co., including fees, disbursements and expenses of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on your behalf.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New
York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to United Waste Systems, Inc., Four Greenwich Office Park, Greenwich, Connecticut 06830, Attention: Bradley S. Jacobs, facsimile transmission no. (203) 622-6080, with copies to Oscar Folger, Esq., 521 Fifth Avenue, 24th Floor, New York, New York 10175, facsimile transmission no. (212) 697-9570, and Ehrenreich
& Krause, 1140 Avenue of the Americas, New York, New York 10036,
Attention: Joseph Ehrenreich, Esq., facsimile transmission no.
(212) 302-6154. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.
No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14.  Time shall be of the essence of this Agreement.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eleven counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.

                                      Very truly yours,

                                      United Waste Systems, Inc.

                                         By:
                                         Name:
                                         Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Alex. Brown & Sons Incorporated
CS First Boston Corporation
Prudential Securities Incorporated
Robertson, Stephens & Company, LLC

By:  Goldman, Sachs & Co.


By:
          (Attorney-in-fact)

                                                  SCHEDULE I

                      Principal                  Aggregate Principal
                      Amount of                    Amount of Optional
                      Firm Securities              Securities to be
                      to                           Purchased if Maximum
Underwriter           be Purchased                 Optional Exercised
____________          ______________               ___________________
Goldman, Sachs
  & Co.               $108,000,000                 $12,000,000

Merrill Lynch,
  Pierce Fenner
  & Smith
  Incorporated          13,500,000                   1,500,000

Alex, Brown &
  Sons Incorporated      3,375,000                     375,000

CS First Boston
  Corporation            3,375,000                     375,000

Prudential Securities
  Incorporated           3,375,000                     375,000

Robertson, Stephens
  & Company, LLC         3,375,000                     375,000
                      ______________               ___________________
  Total               $135,000,000                 $ 15,000,000
                      ==============
===================

                                           SCHEDULE II

                                          Subsidiaries
                                          ------------

          Those corporations which are indented represent subsidiaries of the corporation under which they are indented.
Except as otherwise indicated, 100% of the voting stock of each of the subsidiaries listed below is owned by its parent.



                     Name                        State of Incorporation
                    ------                       -----------------------
Able Sanitation, Inc.                            Michigan
  United Waste Systems of
  Central Michigan, Inc.                         Michigan
Atlantic Coast Demolition
  & Recycling, Inc.                              Pennsylvania
Benson Brothers Disposal, Inc.                   New York
Carmel Marina Corporation                        California
Neal Road Landfill Corporation                   California
Jolon Road Landfill Corporation                  California
Cal Sanitation Services, Inc.                    California
Portable Site Services, Inc.                     California
Central Sanitary Landfill, Inc.                  Michigan
Commercial Disposal Co., Inc.                    Massachusetts
Conecticut Valley Sanitary
  Waste Disposal, Inc.                           Massachusetts
DSI of Shawano County, Inc.                      Wisconsin
Dafter Sanitary Landfill, Inc.                   Michigan
Dakota Resource Recovery, Inc.                   Minnesota
Dietrich Sanitary Service, Inc.                  North Dakota
McQuade-Dietrich Recycling, Inc.                 North Dakota
Laurel Ridge Landfill, Inc.                      Kentucky
Glen's Sanitary Landfill, Inc.                   Michigan
HCS Sanitation, Inc.                             North Dakota
Hadley Fabricators, Inc.                         Massachusetts
Harland's Sanitary Landfill, Inc.                Michigan
Holyoke Sanitary Landfill, Inc.                  Massachusetts
K and W Landfill, Inc.                           Michigan
Kelly Run Sanitation, Inc.                       Pennsylvania
Ken's Pickup Service, Inc.                       Michigan
Knutson Services, Inc.                           Minnesota
  Knutson Material Recovery
  Facility, Inc.                                 Minnesota
Martone Trucking, Inc.                           Massachusetts
  UWS Barre, Inc.                                Massachusetts
McDaniel Landfill, Inc.                          North Dakota
Northeast Consultants, Inc.                      Massachusetts
Northern A-1 Sanitation Services, Inc.           Michigan
PRTR, Inc.                                       Massachusetts
Peninsula Sanitation, Inc.                       Michigan
RCI Clinton, Inc.                                Massachusetts
RCI Fitchburg, Inc.                              Massachusetts
RCI Hudson, Inc.                                 Massachusetts
Re-Cy-Co, Inc.                                   Minnesota
Resource Control Composting, Inc.                Massachusetts
Resource Control, Inc.                           Massachusetts
Rhinelander Disposal Service, Inc.               Wisconsin
Roska Route, Inc.                                Michigan
Standard Methods, Inc.                           Massachusetts
Suburban Sanitation Company                      Kentucky
Tri-County Land Corp.                            Kentucky
UWS Acquisition, Inc.                            Massachusetts
UWS Surety, Inc.                                 Vermont
United Landfill, Inc.                            West Virginia
United Waste Systems, Inc.                       Minnesota
United Waste Systems (Israel), Inc.              Delaware
United Waste Systems of California, Inc.         California
United Waste Systems of Corbin, Inc.             Kentucky
  Tri-County Sanitary Landfill, Inc.             Kentucky
United Waste Systems of Gardner, Inc.            Massachusetts
United Waste Systems of
  Grand Rapids, Inc.                             Michigan
United Waste Systems of Iowa, Inc.               Iowa
  Central Disposal Systems, Inc.                 Iowa
  Peterson Demolition, Inc.                      Iowa
United Waste Systems of Kentucky, Inc.           Kentucky
United Waste Systems of
  Massachusetts, Inc.                            Massachusetts
  United Waste Systems Hauling, Inc.             Massachusetts
United Waste Systems of Michigan, Inc.           Michigan
  Michigan Environs, Inc.                        Michigan
United Waste Systems of Minnesota, Inc.          Minnesota
  Junker Sanitation Services, Inc.               Minnesota
United Waste Systems of Mississippi, Inc.        Mississippi
  Bosarge & Edmonds Contractors, Inc.            Mississippi
United Waste Systems of Virginia, Inc.           Virginia
United Waste Systems of
  West Virginia, Inc.                            West Virginia
  Disposal Service, Inc.                         West Virginia
United Waste Transfer, Inc.                      Minnesota
UWS Transport, Inc.                              Delaware
Waste Control Systems, Inc.                      Minnesota
West Michigan Disposal, Inc.                     Michigan
Williams Landfill Inc.                           Kentucky
Zenith/Kremer Waste Systems, Inc.                Minnesota
  Suburban Recycling Service, Inc.               Minnesota
  Suburban Sanitation Service, Inc.              Minnesota
  Western U.P. Landfill, Inc.                    Michigan
Chesire Sanitation, Inc.                         New Hampshire
Zenith/Kremer Material Recovery, Inc.            Minnesota


                                                       SCHEDULE III

                                                     Issuances of Stock
                                                     ------------------


                      Number of      Consideration
Date of Issuance      Shares Issued  Received        Comments
- -------------------   -------------- --------------  ---------
[S]                   [C]            [C]             [C]

January 10, 1996       27,560         $1,030,440      Purchase of United
                                                      Waste Systems (MN)
January 24, 1996      165,036         $2,156,030      Exercise of warrant by
                                                      Bank of America
March 5, 1996           3,062         $  114,485      Purchase of United
                                                      Waste Systems (MN)
March 19, 1996         17,034         $  204,408      Exercise of option by
                                                      Able Shareholder
April 16, 1996          6,196         $   62,654      Exercise of warrants by
                                                      James Groninger
April 26, 1996          2,891         $   41,448      Exercise of warrants by
                                                      PaineWebber
May 13, 1996              718         $   10,294      Exercise of warrants by
                                                      PaineWebber

                                                               ANNEX I


(1) The Securities and the Stock issuable upon the conversion thereof have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Underwriter represents that it has offered and sold, and will offer and sell, the Securities and the Stock issuable upon the conversion thereof (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, only in accordance with Rule 903 of Regulation S, Rule 144A or another exemption from registration under the Securities Act. Accordingly, each Underwriter agrees that neither it, its affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts with respect to the Securities or the Stock issuable upon conversion thereof, and, in the case of sales pursuant to Rule 903, it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Underwriter agrees that, at or prior to confirmation of sale of Securities being made pursuant to Rule 903, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities or the Stock issuable upon conversion thereof from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby and the Stock issuable upon conversion thereof have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation
S.

           Each Underwriter further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company and Goldman, Sachs & Co.

           In addition,

            (1) except to the extent permitted under U.S. Treas. Reg. 1.163-5(c)(2)(i)(D) (the "D Rules"), (a) each Underwriter agrees that it has not offered or sold, and during the restricted period will not offer or sell, Securities in bearer form to a person who is within the United States or its possessions or to a U.S. person, and (b) it has not delivered and will not deliver within the United States or its possessions definitive Securities in bearer form that are sold during the restricted period;

             (2) each Underwriter represents and agrees that it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Securities in bearer form are aware that such Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

             (3) if it is a United States person, each such Underwriter represents that it is acquiring the Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. 1.163-5(c)(2)(i)(D)(6); and

             (4) with respect to each affiliate that acquires from it Securities in bearer form for the purpose of offering or selling such Securities during the restricted period, such Underwriter either (a) repeats and confirms the representations and agreements contained in clauses (1), (2) and (3) on its behalf or (b) agrees that it will obtain from such affiliate for the Company's benefit the representations and agreements contained in clauses (1), (2) and
      (3).

Terms used in this paragraph have the meanings given to them by the United States Internal Revenue Code and regulations thereunder, including the D Rules.

            (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Underwriters in the United States and to U.S. persons in a manner designed to be exempt from the registration provisions of the Securities Act and the rules and regulations thereunder and without delivery of the written statement required by paragraph (1) above. In connection therewith, each Underwriter represents and warrants to, and agrees with, the Company that:

                     (a) It has offered and sold, and will offer and sell, Securities and the Stock issuable upon conversion thereof only to persons that it reasonably believes are (i) qualified institutional buyers within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of such Rule 144A, or (ii) in the case of Goldman, Sachs & Co., institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act;

            (b) In the case of Goldman, Sachs & Co., it has offered the Securities to not more than 50 institutional accreditedinvestors; and each institutional accredited investor that purchases Securities from it shall (i) purchase not less than U.S.$250,000 principal amount of Securities, and (ii) execute and deliver a purchaser's letter substantially in the form of Appendix V to the Offering Circular; and

            (c) It has not offered or sold, and will not offer or sell, Securities or the Stock issuable upon the conversion thereof by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

       (3) Each Underwriter acknowledges and agrees that only Goldman, Sachs & Co. may make sales to institutional accredited investors as provided by paragraph (2)(a)(ii).

       (4) Each Underwriter further represents and agrees that (i) it has not offered or sold or invited any person to offer to purchase, and, prior to the expiry of six months from the Time of Delivery, will not offer or sell, any Securities or Stock issuable upon conversion thereof to persons or invite any person to purchase any such Securities or Stock in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities or Stock issuable upon conversion thereof in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issuance of the Securities or Stock issuable upon conversion thereof to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

      (5) Each Underwriter agrees that it will not offer, sell or deliver any of the Securities or the Stock issuable upon the conversion thereof in any jurisdiction outside of the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities or the Stock issuable upon the conversion thereof in such jurisdictions. Each Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside of the United States where action would be required for such purpose. Each Underwriter agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

     (6) Each Underwriter acknowledges and agrees that Goldman, Sachs & Co., through Goldman Sachs International, as its selling agent, only may offer or sell Securities in Japan.

                                                         ANNEX II
           Pursuant to Section 7(e) of the Underwriting Agreement, the Accountants shall furnish letters to the Underwriters to the effect that:

           (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

           (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

           (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

            (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;



- ----------------------
*  E&Y to provide draft comfort letter.



                (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                 (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause
              (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause
              (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                   (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E)  as of a specified date not more than
               five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

       (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



                                                      EXHIBIT A

                        Form of Registration Rights Agreement


                                                       EXHIBIT B

                        Form of Lock-up Agreement

                                                     Dated as of
                                                     May 31, 1996



United Waste Systems, Inc.
Four Greenwich Office Park
Greenwich, CT 06830

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

               United Waste Systems, Inc. (the "Company") proposes to issue and sell (the "Offering") certain Convertible Subordinated Notes due 2001 (the "Securities"), convertible into shares of the Company's Common Stock, par value $.001 per share (the "Stock").

             In connection with the Offering, the Company will enter into an underwriting agreement with you and possibly others (the "Underwriters"). The form, terms and conditions of this agreement, including the amount of Securities to be sold in the Offering, the amount of Securities to be purchased by the Underwriters, the Underwriters' purchase price and the initial offering price, as well as the numbers and identities of the Underwriters, are to be determined by the Company and the Underwriters at a later date, and references herein to the "Underwriting Agreement" mean such document in the form in which it will eventually be executed and delivered by the parties thereto.

              The undersigned, to facilitate the marketing of the Securities and in consideration of the Company and the Underwriters entering into the Underwriting Agreement, hereby irrevocably confirms and agrees for the benefit of the Company and the Underwriters as follows:

              During the period beginning on and including the date hereof and continuing to and including the 90th day after the date of the definitive offering circular relating to the Offering, the undersigned will not, directly or indirectly, publicly offer, sell, contract to sell, or otherwise publicly dispose of (which shall be deemed to include, without limitation, the entering into of any cash-settled derivative instrument) any Covered Securities (as defined below) without the prior written consent of Goldman, Sachs & Co. "Covered Securities" means any Securities, any
Stock, any securities which are substantially similar to the Securities or the Stock and any securities convertible into or exchangeable or exercisable for Stock or substantially similar securities, which Stock and other securities are, on the date hereof, or become, at any time hereafter, registered in the name of, or beneficially owned or controlled by, the undersigned.

             The agreements set forth herein will terminate immediately on the 90th day after the date hereof, unless the Underwriting Agreement has been executed and delivered by the parties thereto and the closing for any purchases of Securities by the Underwriters pursuant thereto has occurred prior to such date. Neither the Company nor any Underwriter makes any representations as to whether the Offering will be completed.

                                                     Very truly yours,




                                       _______________________________________
                                       Signature


                                       _______________________________________
                                       Print Name











                                                    EXHIBIT C
                                                    June 5, 1996




Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Alex. Brown & Sons Incorporated
CS First Boston Corporation
Prudential Securities Incorporated
Robertson, Stephens & Company, LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004



Ladies and Gentlemen:

          We have acted as counsel to United Waste Systems, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale to you of an aggregate of U.S.$______________ principal amount of the 4 1/2% Convertible Subordinated Notes due June 1, 2001, convertible into Common Stock, par value $.001 per
share, of the Company (the "Securities").   This opinion is
rendered pursuant to Section 7(b) of the Underwriting Agreement dated May 31, 1996 by and among the Company and you (the "Underwriting Agreement"). All capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

          As to various questions of fact material to our opinion, we have relied upon the representations made in the Underwriting Agreement, upon certificates of officers and upon certificates of public officials. With regard to the due incorporation of corporations other than the Company and the good standing of corporations, we have (subject to the next sentence) relied entirely upon certificates of public officials. With regard to the tax good standing of any corporation in the jurisdictions of [insert states], we have relied solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. We have assumed that you have made payment in full for the Securities, as set forth in the Underwriting Agreement. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company and assumed the authenticity of the certificate of the Trustee delivered on the date hereof. We have also assumed that (i) the representations, warranties and agreements of the purchasers of Notes set forth in the Offering Circular under the caption "Notice to Investors" will be fully complied with, (ii) the Securities will bear legends to the extent contemplated by the Indenture and the Offering Circular and that such legends will be fully complied with by each holder of Securities, (iii) all information provided by any holder of Securities in the "purchaser's letter" referred to in the Offering Circular or in any certification contemplated by the Indenture will be true and correct and (iv) the Securities will be offered in the manner contemplated by the Offering Circular and the Underwriting
Agreement (including, without limitation, Annex I thereto).

          Based upon and subject to the foregoing, we render the following opinion:

           1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business and to own or lease all the assets owned or leased by it, in each case as described in the Offering Circular.

           2. Each of the subsidiaries of the Company identified on Schedule I hereto and the pending subsidiary (as defined in the Underwriting Agreement) identified on Schedule II hereto has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to conduct its business and to own or lease all the assets owned or leased by it, in each case as described in the Offering Circular.

             3. Each of the Company and the subsidiaries of the Company identified on Schedule I hereto has been duly licensed or qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the nature of the activities conducted by it or the character of the assets owned by it make such licensing or qualification necessary, except where the failure to be so licensed or qualified does not have a material adverse effect on the condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

             4. The Company (or a subsidiary of the Company of which the Company is the sole record owner) is the sole record owner of the issued shares of capital stock of each of the subsidiaries of the Company identified on Schedule I hereto.

             5. To the best of our knowledge, the Company has no subsidiaries (as such term is defined in the rules and regulations under the Securities Act), other than inactive subsidiaries, except as set forth in Schedule I hereto.

             6. The authorized and outstanding capital stock of the Company is as set forth in the Offering Circular under the captions "Description of Capital Stock" and "Capitalization". The description of the Stock contained in the Offering Circular conforms to the terms thereof contained in the Company's certificate of incorporation.

             7. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive right arising by statute or under the Company's certificate of incorporation or by-laws or, to the best of our knowledge, similar right; and the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, free of preemptive and, to the best of our knowledge, other similar rights, and upon conversion (assuming no change in the capital stock of the Company following the date hereof) will conform to the description of the Stock contained in the Offering Circular.

                     8. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale by the Company of the Securities, the issuance of the Stock upon conversion of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the
          Indenture, except for (i) the registration of Securities or the Stock issuable upon the conversion thereof and the qualification of the Indenture as contemplated by the Registration Rights Agreement, (ii) the qualification of the Stock issuable upon conversion of the Securities for quotation on the Nasdaq National Market and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with (A) the purchase and distribution of the Securities by the Underwriters, (B) the conversion of Securities into Stock and (C) the performance by the Company of its obligations under the Registration Rights Agreement.

            9. The statements set forth in the Offering Circular under the captions "Description of Notes", "Description of Registration Rights Agreement" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, the Stock, the Registration Rights Agreement and the Indenture or the laws, rules or regulations described therein, are accurate summaries in all material respects of such terms or such laws, rules or regulations. The statements set forth in the Offering Circular under the captions "Notice to Investors" and "Underwriting", insofar as they purport to constitute a summary or description of the provisions of the documents and laws, rules or regulations referred to therein, are accurate summaries or descriptions in all material respects of such provisions or such laws, rules or regulations.

            10. The Company has full corporate power and authority to enter into the Underwriting Agreement, and the Underwriting Agreement has duly authorized, executed and delivered by the Company.

            11. The issue and sale of the Securities being sold, the issuance of the Stock upon conversion of the Securities and the compliance by the Company with all of the provisions of the Securities, the Registration Rights Agreement, the Indenture and the Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not (A) violate the provisions of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (B) to the best of our knowledge, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) any statute, rule or regulation of the State of New York or the United States of America or included in the General Corporation Law of the State of Delaware (except that we express no opinion as to the securities or Blue Sky laws of any state), (ii) any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or (iii) any judgment, decree or order of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or any of their respective properties is bound or (C) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries under any agreement, instrument, judgment, decree or order referred to in clause (B)(ii) or
          (iii) above.

            12. To the best of our knowledge, except as set forth in or contemplated by the Offering Circular, there are no actions, suits or proceedings pending or threatened before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body to which the Company, any of its subsidiaries, the pending subsidiary, or any of their respective officers as such is a party, or the subject of which is any of the property of any of the aforementioned entities which are required to be described in the Form 10-K, the Quarterly Report or in any other report required to be filed under Exchange Act and that are not described as so required.

            13. To the best of our knowledge, neither the Company nor any of its subsidiaries identified on Schedule I hereto is in violation of its certificate of incorporation, by-laws or other charter documents.

             14. To the best of our knowledge, except as set forth in or contemplated by the Offering Circular, neither the Company nor any of its subsidiaries identified on Schedule I hereto is (A) in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, covenant agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties may be bound, (B) in violation of any judgment, decree or order of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or any of their respective properties is bound, which default referred to in clause (A) or violation referred to in clause (B) is required to be described in the Form 10-K, the Quarterly Report or in any other report required to be filed under Exchange Act and is not described as so required or would reasonably be expected to have a Material Adverse Effect or would affect the validity of the Securities or the Common Stock issuable upon conversion thereof or affect the Company's obligations under, or its ability to perform its obligations under, the Securities, the Indenture or the Registration Rights Agreement.

            15. The Company is not, and upon the issuance and sale of the Securities will not be, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.

            16. The Securities have been duly authorized by the Company; the temporary global bearer Security without coupons representing the Securities sold in reliance upon Regulation S under the Securities Act and the Securities in registered form have been duly executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and subject to general equity principles, and (subject as aforesaid) entitled to the benefits of the Indenture and the Registration Rights Agreement; the bearer Securities in definitive form, when executed, authenticated, issued and delivered in exchange for the temporary global bearer Security in accordance with the terms of the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and subject to general equity principles, and (subject as aforesaid) entitled to the benefits of the Indenture and the Registration Rights Agreement; and such temporary global bearer Security and Securities issued in registered form and the Indenture conform, and the bearer Securities in definitive form issued and delivered in exchange for such temporary global Security will conform, to the descriptions thereof in the Offering Circular.

           17. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and subject to general equity principles.

             18. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and subject to general equity principles; and the Registration Rights Agreement conforms to the description thereof in the Offering Circular.

              19. No registration of the Securities or the Stock issuable upon the conversion thereof under the Securities Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939, as amended, with respect to the Securities, is required for the offer, sale and delivery of the Securities and the Stock issuable upon the conversion thereof to the Underwriters or the initial resale of the Securities and the Stock issuable upon the conversion thereof in the manner contemplated by the Underwriting Agreement (including the provisions of Annex I thereto), the form of Agreement among Underwriters and the Offering Circular.

              20. The Exchange Act Reports (other than the financial statements and related schedules therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.

              21. The Company is a reporting issuer as such term is defined by Regulation S under the Securities Act;

              22. When the Securities are issued and delivered pursuant to the Underwriting Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted on a U.S. automated interdealer quotation system;

              23. The Stock initially issuable upon conversion of the Securities has been duly authorized for quotation on the Nasdaq National Market.

          We have reviewed the Offering Circular, participated in discussion with your representatives and those of the Company, its accountants and its other counsel. (We draw your attention to the fact that Proskauer Rose Goetz & Mendelsohn LLP has acted as special environmental counsel to the Company in connection with the preparation of the Offering Circular and Silverstein and Mullens, P.L.L.C. has acted as special tax counsel to the Company.) Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular or any amendment thereof or supplement thereto, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that the Offering Circular or any further amendment or supplement thereto contained, as of its date, or now contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no view as to (i) financial statements, schedules and other financial data, (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn in its capacity as special environmental counsel contained in the Offering Circular or (iii) as to the matters set forth in the Offering Circular under the caption "United States Taxation").
We do not know of any contracts or other documents of a character required to be filed as an exhibit to the Form 10-K or required to be described in the Form 10-K which are not filed or described as required. All summaries or disclosures of such contracts or other documents contained in the Form 10-K adequately and correctly present the information called for with respect to such contracts or other documents.

          The opinions set forth herein are limited to the laws of the State of New York, the General Corporation Law of the State of
Delaware, and the federal laws of the United States (excluding the Internal Revenue Code of 1986 and the regulations thereunder). We express no opinion as to the enforceability of any indemnification or contribution obligation provided for in the Registration Rights Agreement.

          This opinion is rendered to you and is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement. Except as contemplated by the Offering Circular, this opinion may not be relied upon by you for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                                    Very truly yours,

                                                    EHRENREICH & KRAUSE




                                             By:________________________
                                                A Member of the Firm


























                                                    EXHIBIT D
                                                    June 5, 1996


Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Alex. Brown & Sons Incorporated
CS First Boston Corporation
Prudential Securities Incorporated
Robertson, Stephens & Company, LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          We have acted as special environmental counsel to United Waste Systems, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale to you of an aggregate of US$______________ principal amount of the 4 1/2% Convertible Subordinated Notes due June 1, 2001, convertible into Common Stock, par value $.001 per share, of the Company (the "Securities"). This opinion is rendered pursuant to Section 7(c) of the Underwriting Agreement dated May 31, 1996 by and among the Company and you (the "Underwriting Agreement"). All capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

          As to various questions of fact material to our opinion, we have relied upon the representations made in the Underwriting Agreement, upon certificates of officers and upon certificates of public officials. We have also examined such documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company. We are aware that, in connection with the offering of the Securities, the Company has been represented generally by Ehrenreich & Krause.

          Based upon and subject to the foregoing, we render the following opinion:

           1. The statements in the Offering Circular under the caption, "Risk Factors" and the statements under the captions "Item 1. Business-Industry Background", "Business-Operations", "Business-Environmental Regulations" and "Business-Factors that May Influence Future Results and Accuracy of Forward-Looking Statements-Environmental and Land Use Matters" and in the first paragraph under the caption "Item 3. Legal Proceedings" in the Form 10-K, attached to and made a part of the Offering Circular, insofar as such statements purport to constitute a description of specific rules, laws and regulations relating to the generation, use, discharge, treatment, storage and disposal of pollutants, hazardous or toxic substances, land use and protection of health or the environment ("Environmental Requirements"), are accurate descriptions of the information contained therein.

      2. To the best of our knowledge, except as set forth in or contemplated by the Offering Circular, there are no actions, suits or proceedings pending, or threatened, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body relating to Environmental Requirements to which the Company, any of its subsidiaries or the pending subsidiary (as defined in the Underwriting Agreement) or any of their respective officers as such is a party, or the subject of which is any of the property of any of the aforementioned entities which are required to be described in the Offering Circular, the Form 10-K, the Quarterly
Report or any other report required to be filed under the Exchange Act and that are not described as so required.

          3. To the best of our knowledge, except as set forth in or contemplated by the Offering Circular, neither the Company nor any of its subsidiaries nor the pending subsidiary (as defined in the Underwriting Agreement) is in violation of any judgment, decree or order related to Environmental Requirements of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or the pending subsidiary (as defined in the Underwriting Agreement) or any of their respective properties is bound, which violation would have a Material Adverse Effect.

          We have participated in the preparation of the Offering Circular solely in our capacity as special environmental counsel to the Company. In this capacity and connection, nothing has come to our attention which has caused us to believe that, either as of the date of the Offering Circular or the Time of Delivery, the Offering Circular or any amendment or supplement thereto, at the time any such amended or supplemented Offering Circular was issued, or at the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no view as to financial statements, schedules and other financial and statistical data, other than statistical data reviewed by us in our capacity as special environmental counsel, contained in the Offering Circular or the documents incorporated therein).

          The opinions set forth herein are limited to the laws of the State of New York and the federal laws of the United States. No opinion is expressed herein as to the laws of any jurisdiction outside the United States.

          This opinion is rendered to you and is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement. This opinion may not be relied upon by you for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our prior written consent, except that it may be referred to in the Offering Circular and in closing documents prepared in connection with the transactions contemplated by the Underwriting Agreement.

                                                    Very truly yours,

                                                    PROSKAUER ROSE GOETZ &
                                                    MENDELSOHN LLP


                                                    By:
                                                    _________________________
                                                    A Member of the Firm
































                                                    EXHIBIT E
                                                    June 5, 1996


Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated,
Alex. Brown & Sons Incorporated
CS First Boston Corporation
Prudential Securities Incorporated
Robertson, Stephens & Company, LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          We have acted as special tax counsel to United Waste Systems, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale to you of an aggregate of US$______________ principal amount of the 4 1/2% Convertible Subordinated Notes due June 1, 2001, convertible into Common Stock, par value $.001 per share, of the Company (the "Securities"). This opinion is rendered pursuant to Section 7(d) of the Underwriting Agreement dated May 31, 1996 by and among the Company and you (the "Underwriting Agreement"). All capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

          As to various questions of fact material to our opinion, we have relied upon the representations made in the Underwriting Agreement, upon certificates of officers and upon certificates of public officials. We have also examined such documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company. We are aware that, in connection with the offering of the Securities, the Company has been represented generally by Ehrenreich & Krause.

          Based upon and subject to the foregoing, it is our opinion that the statements set forth in the Offering Circular under the caption "United States Taxation", insofar as such statements purport to summarize certain federal income tax laws of the United States constitute a fair and accurate summary of the U.S. federal income tax consequences described therein, relating to an investment in the Securities. We render no opinion upon any other issue or matter.

          The opinions set forth herein are limited to the federal laws of the United States. No opinion is expressed herein as to the laws of any jurisdiction outside the United States.

          This opinion is rendered to you and is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement. This opinion may not be relied upon by you for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                                    Very truly yours,

                                                    SILVERSTEIN AND
                                                    MULLENS,
                                                    P.L.L.C.




By:______________________
                                                    A Member of the Firm